UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 30, 2005
                                                 ____________________________



                     Peoples Community Bancorp, Inc.
_____________________________________________________________________________
         (Exact name of registrant as specified in its charter)


        Maryland                        0-29949                 31-1686242
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)



6100 West Chester Road, West Chester, Ohio                      45069
_____________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (513) 870-3530
                                                   __________________________



                               Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
           __________________________________________________________
           UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
           ______________________________________________________

     On June 30, 2005, Peoples Bancorp Capital Trust II ("Trust II"), a Delaware business trust formed by Peoples Community Bancorp, Inc. (the "Company"), completed the sale of $15,000,000 of variable rate preferred securities. Trust II also issued an aggregate amount of $464,000 of common securities to the Company and used the net proceeds from the offering to purchase $15,464,000 in principal amount of variable rate junior subordinated debentures of the Company due September 15, 2035. The preferred securities accrue and pay distributions quarterly at a variable rate of the stated liquidation amount of $1,000 per preferred security. The variable rate resets quarterly equal to three month LIBOR plus 1.75%. The Company has fully and unconditionally guaranteed all of the obligations of Trust II under the preferred securities. The guarantee covers the quarterly distributions and payments on liquidation or redemption of the preferred securities. The preferred securities are mandatorily redeemable upon the maturity of the junior subordinated debentures or upon earlier redemption of the junior subordinated debentures. The Company has the right to redeem the junior subordinated debentures, in whole or in part, on or after September 15, 2010. The maturity date of the preferred securities may be accelerated, after expiration of the applicable cure periods, if the Company is adjudged bankrupt or fails to make interest payments on the junior subordinated notes for 20 or more consecutive quarters.


ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES
           ______________________________________

     Reference is made to Item 2.03 above, which is incorporated by reference herein.

     The offer and sale of the variable rate preferred securities by Trust II was exempt from registration under the Securities Act of 1933 (the "Act") as a private offering under Section 4(2) of the Act.





















                                     2



                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.



                              By: /s/ Jerry D. Williams
                                  _____________________________________________
                                  Name:   Jerry D. Williams
                                  Title:  President and Chief Executive Officer



Date:  July 6, 2005













                                     3